SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]    Preliminary Information Statement

[ ]    Confidential, for Use of the Commission Only (as permitted by rule 14c-5(d)(2))

[X]    Definitive Information Statement


               BUSINESS TO BUSINESS, INC.
     (Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

No Fee Required.

[X] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1) Title of each class of securities to which transaction applies: Common Stock

     2) Aggregate number of securities to which transaction applies: 4,000,000 shares

     3) Per unit price or other underlying value of Transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  Value: $0.10 per share times 4,000,000 shares
                  Times 0.00025 resulted in $100.00

     4)   Proposed maximum aggregate value of transaction:      $400,000

     5)   Total fee paid: $100.00

Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
     1)   Amount previously paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                    BUSINESS TO BUSINESS, INC.
                    11601 East Lusitano Place
                      Tucson, Arizona 85748
                         April 18, 2002

The enclosed information statement is being furnished to shareholders of record on April 18, 2002, of Business to Business, Inc., a Wyoming corporation, in connection with the following actions taken by written consent of holders of a majority of the outstanding shares of our common stock entitled to vote on the following proposal:

1. Approval and adoption of a merger agreement whereby Business to Business will acquire Premium Financial Services & Leasing, Inc. A copy of the merger agreement is enclosed as Appendix A. Shareholders are entitled to assert dissenter's rights under Wyoming Statutes Sections 17-16-1301 through 17-16-1331, a copy of which is enclosed as Appendix B; and

2. Amend our articles of incorporation to change our name to Premium Financial Services & Leasing, Inc.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY

Our board of directors has fully reviewed and unanimously approved the actions in connection with the above-referenced merger agreement and has determined that the consideration to be paid is fair for our acquisition of Premium Financial Services & Leasing, Inc. All such actions will become effective on the closing date of the merger agreement.

The holder of 80% of our common stock has executed a written consent in favor of the above items. However, under federal law these proposals may not be effected until at least 20 days after this Information Statement has first been sent to our shareholders.

By Order of the Board of Directors
/s/
Daniel L. Hodges
Chairman of the Board
Tucson, Arizona
April 18, 2002

INFORMATION STATEMENT
TABLE OF CONTENTS



Item 1.  Information Required by Items of Schedule 14A

Item 2.  Statement that Proxies are Not Solicited

Item 3.  Interest of Certain Person in or Opposition to Matters to be Acted Upon

Item 4.  Proposals by Security Holders

Item 5.  Delivery of Documents to Security Holders Sharing an Address

SUMMARY OF INFORMATION STATEMENT

The following summary highlights selected information from the entire information statement and may not contain all of the information that is important to you. You should carefully read this entire information statement, including the "Risk Factors," the financial statements and the related notes and all the attachments for a complete understanding of the combination. In particular, you should read the contribution agreement, which is attached as Annex A. When we refer to "pro forma" financial results, we mean our financial results as if the combination with Premium Financial Services & Leasing and the issuance of the shares described below had occurred at the beginning of the relevant time period.

The Companies

We were organized under the laws of the state of Wyoming in 1997. We are currently an inactive corporation with a class of securities registered under the Securities Exchange Act of 1934. We have not had, since our inception, any significant assets and we have not engaged in any operations other than organizational matters. We were specifically formed to be a "blank check" corporation, for the purpose of either merging with or acquiring an operating company. Our principal executive offices are located at 11601 East Lusitano Place, Tucson, AZ 85748, and our phone number is (317) 575-1800.

Premium Financial Services & Leasing, Inc., is a privately held corporation organized under the laws of the State of Indiana. Premium Financial Services & Leasing is a leasing and finance company that is focused on offering medium sized and small ticket leasing programs to a national network of brokers, vendors and end users. The company's financing solutions allow business the ability to acquire the capital needed to facilitate equipment acquisition, whether the equipment is new or used.

Premium Financial Services & Leasing's principal executive offices are located at 9229 Delegates Road, Suite 130, Indianapolis, Indiana 46240, and its phone number is (317) 575-0746.

The Combination

On the Effective Date, which is expected to be May 15, 2002, we will acquire and merger with Premium Financial Services & Leasing pursuant to the terms and subject to the conditions of the merger agreement and we will change our name to Premium Financial Services & Leasing, Inc. In connection with the merger, on the effective date, we will issue 4,000,000 shares of our common stock to the shareholders of Premium Financial Services & Leasing in payment for the acquisition.

Selected Financial Data

The following selected consolidated financial data should be read in conjunction with "Management's discussion and analysis of financial condition and plan of operations" and the consolidated financial statements, including the accompanying notes, included elsewhere in this Information Statement. The statement of operations data for the year ended 2001 and the balance sheet data at 2001 are derived from the Unaudited Pro Forma Condensed Combined Financial Statements of Business to Business' and Premium Financial Services & Leasing's, included elsewhere in this information statement, and include all adjustments that we considers necessary for a fair presentation of the financial position and results of operations at that date and for such periods.

BALANCE SHEET DATA:

                                                                  December 31,
                                                                ---------------
                                                                     2001
                                                                ---------------

Assets........................................................  $       130,336
Liabilities - Total Payables..................................          100,142
Stockholders' Equity:
   Common Stock...............................................            5,000
   Paid-In Capital............................................           26,269
   Retained Deficit ..........................................           (1,075)
                                                                ---------------
      Total Stockholders' Equity..............................           30,194
                                                                ---------------
      Total Liabilities and Stockholders' Equity..............  $       130,336
                                                                ===============
STATEMENT OF OPERATIONS DATA:


                                                                 For Year Ended
                                                                  December 31,
                                                                ---------------
                                                                     2001
                                                                ---------------
Revenues:
  Net Sales...................................................  $       428,221

Expenses:
  Selling & Marketing.........................................          244,871
  General and Administrative..................................          115,677

Other Income (Loss)...........................................           (1,409)
     Net Income (Loss)........................................           66,267
                                                                ===============

Basic & Diluted loss per share................................  $          0.01
                                                                ===============

Market Price

There are no public markets for either our common stock or for the stock of Premium Financial Services & Leasing. There have been no sales of either our common stock or the stock of Premium Financial Services & Leasing prior to the combination.

Reasons for the Combination

In evaluating the proposed combination, our management considered criteria such as the value of the assets of Premium Financial Services & Leasing, its ability to compete in its market and the present and its anticipated business operations. Based on these criteria, our management determined that the combination was in the best interest of our shareholders.

Management of Premium Financial Services & Leasing believes that being a public company will allow it greater flexibility in the raising of additional capital when required for the execution of its business strategy. In addition, Premium Financial Services & Leasing believes that if an application to be listed on the OTC Bulletin Board is approved by the NASD, it will provide access to added liquidity for its current shareholder.

Votes Required

Wyoming law provides that the actions of a corporation may be approved upon such terms and conditions as its board of directors may deem expedient and for the best interests of the corporation when authorized by a vote of the holders of the majority of the stock in a corporation. Wyoming further permits the holders of a majority of the stock in a corporation to approve such an action by written consent without the necessity of holding a meeting. Daniel L. Hodges, holder of 800,000 shares of our common stock, or 80% of our currently outstanding shares, has executed a written consent to take all of the actions set forth in this information statement including ratification of the contribution agreement. Therefore, no further vote of our shareholders is required.

Income Tax Consequences of the Combination

Neither our shareholders nor the shareholders of Premium Financial Services & Leasing will recognize gain or loss as a result of the combination.

Dissenter's Rights

Any shareholder who dissents from the combination is entitled to the rights and remedies of dissenting shareholders as provided in Sections 17-16-1301 through 17-16-1331 of the Wyoming Statutes, subject to compliance with the procedures set forth in the chapter. A copy of Sections 17-16-1301 through 17-16-1331 of the Wyoming Statutes is attached as Appendix B to this proxy statement/prospectus. See also the section entitled "Dissenter's Rights of Appraisal" contained herein.

Government Regulation

Our combination with Premium Financial Services & Leasing is not subject to federal or state regulatory review.

INFORMATION STATEMENT

This Information Statement has been prepared for the Board by our management. "We," "our," "Business to Business" and the "Company" refer to Business to
Business, Inc. This Information Statement is first being sent to our stockholders on or about April 18, 2002.

Risks Relating To Premium Financial Services & Leasing's Business.

You should consider the following risk factors for Premium Financial Services & Leasing and our business once the combination is consummated, which are important for you to consider, as well as any other information in this information statement, in evaluating Premium Financial Services & Leasing. Any investment in Premium Financial Services & Leasing common stock involves a high degree of risk.

The primary risks associated with leasing and financing is the measure of effectively functioning controls and governance over credit parameters. Pitfalls such as residual concentrations at high dollar amounts and the failure to develop back-end functions such as equipment tracking and remarketing are key in the development of controls.

Premium Financial Services & Leasing will need additional funds that, if available, could result in dilution of your shareholdings or an increase in its interest expense. If these funds are not available, its business could be hurt.

Premium Financial Services & Leasing's business plan projects expansion through acquisitions funded mostly with stock but requiring some cash expenses and consideration. Premium Financial Services & Leasing will need to raise additional funds through public or private debt or equity financing in order to:

- take advantage of anticipated opportunities or acquisitions of complementary assets, technologies or businesses;

-     develop new products;

-     respond to unanticipated competitive pressures; or

-     achieve profitability.

When additional funds become necessary, additional financing may not be available on terms favorable to Premium Financial Services & Leasing or available at all. If adequate funds are not available or are not available on acceptable terms when needed, Premium Financial Services & Leasing's business could be hurt. If additional funds are raised through the issuance of equity securities, the percentage ownership of Premium Financial Services & Leasing's then current stockholders may be reduced, and the new equity securities may have rights, preferences or privileges senior to those of the holders of our common stock. If additional funds are raised through the issuance of debt securities, these securities could have some rights, preferences and privileges senior to those of the holders of Premium Financial Services & Leasing common stock, and the terms of this debt could impose restrictions on its operations and result in significant interest expense to Premium Financial Services & Leasing.

Rapid growth strategy is likely to place a significant strain on our resources.

The future success of Premium Financial Services & Leasing depends in large part on its ability to manage any achieved growth in its business. For its business plan to succeed, Premium Financial Services & Leasing will need:

-    to expand its business with new and current customers;

-    to develop and offer successful new products and services;

-    to retain key employees and hire new employees; and

- to ensure that any future business that may be developed or acquired will perform in a satisfactory manner.

These activities are expected to place a significant strain on its resources. Also, Premium Financial Services & Leasing cannot guarantee that any of these will occur or that Premium Financial Services & Leasing will succeed in managing the results of any success in its business plan.

Management will control 80% of our common stock, and this person may have conflicts of interest.

Michael Gooch will own 80% of the outstanding common stock following the combination with Business to Business. Accordingly, Mr. Gooch is able to exert considerable influence over any stockholder vote, including any vote on the election or removal of directors and any merger, consolidation or sale of all or substantially all of our assets, and control our management and affairs. Such control could discourage others from initiating potential merger, takeover or other change in control transactions.

The amount of stock to be paid to the shareholder of Premium Financial Services & Leasing was determined by Business to Business and Premium Financial Services & Leasing after negotiations and may not reflect any recognized criteria of value.

The consideration offered to Premium Financial Services & Leasing in the combination may not reflect the actual value of our stock and bears no relationship to the assets, book value, earnings, net worth, or any other recognized criteria of value. Consequently, the consideration offered to Premium Financial Services & Leasing, which can be deemed an offering price for Premium Financial Services & Leasing's assets, was determined arbitrarily and solely by us and Premium Financial Services & Leasing. In establishing the offering price, our management considered such matters as Premium Financial Services & Leasing's financial resources, the general condition of the securities markets and the percentage of ownership of minority shareholders. The exchange ratio of the merger should not, however, be considered an indication of our or Premium

Financial  Services & Leasing's actual value.  Neither we nor Premium  Financial
Services  &  Leasing   obtained  a  fairness  opinion  in  connection  with  the
combination.

There is no market for the shares and you may not be able to sell them.

There has been no trading market for our common stock. Although we will apply to list our common stock on the OTC Bulletin Board, there can be no assurance that our application will be granted and there can be no assurance that an active market will develop for our common stock. Therefore, it may be difficult to sell your shares if you should desire or need to sell.

In the event that the shares of Premium Financial Services & Leasing common stock are listed on a market, we do not know how that common stock will trade. The market price of that common stock may fluctuate significantly due to a number of factors, some of which may be beyond our control, including:

* the potential absence of securities analysts covering us and distributing research and recommendations about us;

* the liquidity of our common stock will be low because only 1,000,000 shares will be in the hands of non-affiliates of the company;

* changes in earnings estimates by securities analysts or our ability to meet those estimates;

* the operating results and stock price performance of other comparable companies;

*    overall stock market fluctuations; and

*    economic conditions generally and in the leasing industry in particular.

Any of these factors could have a significant and adverse impact on the market price of the common stock. In addition, the stock market in general has experienced extreme volatility and rapid decline that has often been unrelated or disproportionate to the operating performance of particular companies. These broad market fluctuations may adversely affect the trading price of our common stock, regardless of our actual operating performance.


Forward Looking Statements

This information statement contains or incorporates by reference certain forward looking statements with respect to our financial condition, results of operations and business and, assuming the consummation of the combination, the proposed combination with Premium Financial Services & Leasing. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, general economic conditions and perception of the United States economy.

Unaudited Proforma Condensed Financial Information

The following Proforma Unaudited Financial Statements have been prepared in order to present consolidated financial position and results of operations for us and Premium Financial Services & Leasing as if the combination had occurred as of December 31, 2001.

On April 8, 2002, we entered into a merger agreement whereby, subject to shareholder approval, we will acquire Premium Financial Services & Leasing, Inc., in exchange for 4,000,000 shares of our common stock. We are an inactive publicly registered shell corporation with no significant assets or operations. We will be the surviving entity in the combination. The transaction is accounted for using the purchase method of accounting.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

        On April 8, 2002, Business to Business, Inc., (a development stage company) ("B2B") and Premium Financial Services & Leasing, Inc. ("Premium"), executed an Agreement that provides for the Acquisition of Premium by B2B. See "The Merger." The following unaudited pro forma condensed combined financial statements are based on the December 31, 2001 unaudited historical financial statements of B2B and the audited historical financial statements of Premium contained elsewhere herein, giving effect to the transaction under the purchase method of accounting, with B2B treated as the acquiring entity for financial reporting purposes. The unaudited pro forma condensed combined balance sheet presenting the financial position of the Surviving Corporation assumes the purchase occurred as of December 31, 2001. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2001 presents the results of operations of the Surviving Corporation, assuming the merger was completed on January 1, 2001.

        The unaudited pro forma condensed combined financial statements have been prepared by management of Premium and B2B based on the financial statements included elsewhere herein. The pro forma adjustments include certain assumptions and preliminary estimates as discussed in the accompanying notes and are subject to change. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. These pro forma financial statements should be read in conjunction with the accompanying notes and the historical financial information of both Premium and B2B (including the notes thereto) included in this Information Statement. See "FINANCIAL STATEMENTS."

                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                                DECEMBER 31, 2001

                                                Premium         Business
                                               Financial           to                           Pro Forma
                                              Services and     Business,       Pro Forma        Combined
                                             Leasing, Inc.        Inc.        Adjustments        Balance
                                             --------------  --------------  --------------  ---------------
ASSETS
Current assets                               $       33,030  $            -  $            -  $        33,030
Fixed assets (net)                                   22,306               -               -           22,306
Other assets                                         75,000               -               -           75,000
                                             --------------  --------------  --------------  ---------------

     Total Assets                            $      130,336  $            -  $            -  $       130,336
                                             ==============  ==============  ==============  ===============

LIABILITIES AND STOCKHOLDERS'
EQUITY
Accounts payable & accrued expenses          $        3,083  $            -  $            -  $         3,083
Other current liabilities                            90,014               -               -           90,014
Long-term debt                                        7,045               -               -            7,045
                                             --------------  --------------  --------------  ---------------

    Total Liabilities                               100,142               -               -          100,142
                                             --------------  --------------  --------------  ---------------

Stockholders' Equity:
  Common stock                                          100           1,000           3,900 A          5,000
  Paid in capital                                         -           5,589          20,680 A         26,269
  Retained deficit                                        -          (1,075)              -           (1,075)
  Accumulated adjustments account                    30,094                         (30,094)A              -
  Deficit accumulated during the
     development stage                                    -          (5,514)          5,514 B              -
                                             --------------  --------------  --------------  ---------------
     Total Stockholders' Equity (Deficit)            30,194               -               -           30,194
                                             --------------  --------------  --------------  ---------------

     Total Liabilities and Stockholders' Equi$y     130,336  $            -  $            -  $       130,336
                                             ==============  ==============  ==============  ===============


See accompanying notes to unaudited pro forma condensed combined financial statements.

                  UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                Premium         Business
                                               Financial           to                           Pro Forma
                                              Services and     Business,       Pro Forma        Combined
                                             Leasing, Inc.        Inc.        Adjustments        Balance
                                             --------------  --------------  --------------  ---------------

Revenues:                                    $      428,221  $            -  $            -  $       428,221

Expenses:
   Selling & marketing                              244,871               -               -          244,871
   General & administrative                         113,423           2,254               -          115,677
                                             --------------  --------------  --------------  ---------------

Net Income from Operations                           69,927               -                           67,673

Other Income (expense)                               (1,409)              -               -           (1,409)
                                             --------------  --------------  --------------  ---------------

Net Income (Loss)                            $       68,518  $            -  $            -  $        66,264
                                             ==============  ==============  ==============  ===============

Income (Loss) per share                      $       685.18  $            -  $            -  $          0.01
                                             ==============  ==============  ==============  ===============

Weighted average shares outstanding                     100       1,000,000                        5,000,000





See accompanying notes to unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(1)     General

In the acquisition, B2B will acquire all of the assets and liabilities of Premium in exchange for 4,000,000 shares of Common Stock, or approximately 80% of the New Common Stock outstanding subsequent to the Merger, subject to certain adjustments. B2B has not yet performed a detailed evaluation and appraisal of the fair market value of the net assets acquired in order to allocate the purchase price among the assets acquired. For purposes of preparing these pro forma financial statements, certain assumptions as set forth in the notes to the pro forma adjustments have been made in allocating the sales price to the net assets acquired. As such, the pro forma adjustments discussed below are subject to change based on final appraisals and determination of the fair market value of the assets and liabilities of Premium.

(2)     Fiscal Year Ends

        B2B has historically used a September year end to report results of operations. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2001, include Premium's and B2B's operations on a common fiscal year. B2B's financials have been adjusted by subtracting the quarterly results for the three months ended December 31, 2000 from the annual financials and adding the quarterly results for December 31, 2001.


(3)     Pro Forma Adjustments

        The adjustments to the accompanying unaudited pro forma condensed combined balance sheet as of December 31, 2001, are described below:

        (A) Record acquisition by issuing 4,000,000 shares of Common Stock, par value $0.001.

        (B) To reclassify development stage deficit to retained deficit.


        The adjustments to the accompanying unaudited pro forma condensed combined statements of operations are described below:

        There are no anticipated adjustments to the statements of operations as a result of the merger.

                  Terms of the Combination

  Conditions to the Combination

    Our obligations and those of Premium Financial Services & Leasing to consummate the merger are subject to the satisfaction or written waiver of the following conditions:

     * The absence of actual or threatened proceedings before a court or other governmental body relating to the merger;

     * Performance by us and Premium Financial Services & Leasing of each party's obligations under the contribution agreement;

     * The accuracy, in all material respects, of the representations and warranties given by us and Premium Financial Services & Leasing in the contribution agreement; and

     * The receipt of certificates from us and Premium Financial Services & Leasing.

    The merger agreement is attached as Appendix A to this information statement.

              DISSENTER'S RIGHTS OF APPRAISAL

Any  shareholder  who  dissents  from the  combination  with  Premium  Financial
Services & Leasing is entitled to the rights and remedies of dissenting shareholders as provided in Sections 17-16-1301 through 17-16-1331 of the Wyoming Statutes, subject to compliance with the procedures set forth in such chapter. A copy of Sections 17-16-1301 through 17-16-1331 of the Wyoming Statutes is attached as Appendix B to this Information Statement.

A dissenting shareholder may not challenge the corporate action creating his entitlement to dissenter's rights unless the action is unlawful or fraudulent.

A notice of dissenter's rights must be sent no later than ten days after the effectuation of the corporate action creating the dissenter's rights, this Information Statement constitutes such notice. A dissenting shareholder must demand payment by completing and executing a "Demand for Payment," and returning all share certificates to the Company at the following address:

                Business to Business, Inc.
                Attn: Daniel L. Hodges, President
                11601 East Lusitano Place
                Tucson, Arizona 85748

All demands for payment must be received by 30 days from date of notice. Any shareholder who fails to demand payment or deposit his or her certificates where required by such date forfeits his or her payment.

We must pay the dissenter within 60 days after receipt of a demand for payment the amount we estimate to be the fair value of the shares plus accrued interest. We must include with the payment a copy of our balance sheet as of the end of a fiscal year ending not more than 16 months before the payment date, an income statement for that year, a statement of changes in shareholders equity for that year, and the latest available interim financial statements. We must also provide a statement of our estimate of the fair value of the shares, an explanation of how the interest was calculated, a statement of dissenter's rights to demand payment and a copy of the Wyoming Statute Sections 17-16-1301 through 17-16-1331, inclusive.

The Companies

Business to Business

Since its inception on July 11, 1997, Business to Business, Inc., a Wyoming corporation, has not engaged in any operations other than organizational matters. It was formed specifically to be a "blank check" or "clean public shell" corporation, for the purpose of either merging with or acquiring an operating company with operating history assets. We are currently an inactive publicly registered shell corporation with no significant assets or operations. We have not been involved in any litigation nor have we had any prior regulatory problems or business failures. We are not traded on any public market and we have never paid dividends. As of April 1, 2002 we have 26 shareholders.

Our executive offices are located at 11601 East Lusitano Place, Tucson, Arizona 85748. Our telephone number is (520) 731-9890. Our President, Secretary and sole director is Daniel L. Hodges.

As the sole director, Mr. Hodges has commenced implementation of our principal business purpose, which is to seek merger or acquisition candidates. We have sought to acquire assets or shares of an entity actively engaged in business and which generates revenues, in exchange for our securities. We have not and will not, if the combination is not consummated, limit our search to any particular field or industry.

Mr. Hodges has a controlling interest in numerous shell companies that seek or have effected mergers or acquisitions similar to that which we seek. In the past, Mr. Hodges has typically sold his controlling interests in the shell companies for cash. The other shareholders of the shell companies received interests in the applicable new company as a result of the merger or acquisition.

Competition. We are not a significant participant in the market for business combinations with, or financing of, development stage enterprises. There are many established management and financial consulting companies and venture capital firms which have significantly greater financial and personnel resources, technical expertise and experience than we have in this field. In view of our limited financial resources and management availability, we continue to be at a significant competitive disadvantage.

Regulation and Taxation. We believe that we have structured the combination in such a manner as to minimize federal and state tax consequences to us and to Premium Financial Services & Leasing and its shareholders.

Intellectual Property.  We own no intellectual property of any kind.

Employees. We have no full-time or part-time employees. Mr. Hodges, our sole officer and director, has agreed to allocate a nominal portion of his time to our activities without compensation.

Legal Proceedings. We are not subject to any pending litigation, legal proceedings or claims.

Our Management's Discussion and Analysis of Financial Condition and Results of Operation

We are an inactive publicly registered shell corporation with no significant assets or operations. There are no trends that will result in or are likely to result in our liquidity increasing or decreasing. We have no material commitments for capital expenditures as of the end of the latest fiscal period. We do not anticipate performing research and development for any products during the next twelve months. We have no full or part time employees and do not anticipate hiring any employees during the next twelve months. We are a public shell corporation created as a vehicle to acquire or merge with another corporation that seeks perceived advantages of a publicly held corporation. We have, and likely will continue to have, insufficient capital to engage in any operations other than acquiring or merging with another company.

Premium Financial Services & Leasing
General

Originally operated as a sole proprietorship from 1995, and then incorporated under the laws of the state of Indiana on February 8, 2000, Premium Financial Services & Leasing is a leasing and finance company that is focused on offering medium sized and small ticket leasing programs to a national network of brokers, vendors and end users. The company's financing solutions allow business the ability to acquire the capital needed to facilitate equipment acquisition, whether the equipment is new or used.

Premium Financial Services & Leasing's executive offices are located at 9229 Delegates Road, Suite 130, Indianapolis, Indiana 46240. Our telephone number is
(317)  575-1800.  Premium  Financial  Services & Leasing's  President is Michael
Gooch.

Competition. Premium Financial Services & Leasing is not a significant participant in the market for computer connectivity solutions. There are many established leasing companies that have significantly greater financial and personnel resources, technical expertise and experience than we have in this field. In view of its limited resources and size, Premium Financial Services & Leasing will continue to be at a significant competitive disadvantage.

Intellectual Property.  We own no intellectual property of any kind.

Employees. We have a workforce of 25 staff and associates. Premium Financial Services & Leasing's employees are not represented by a union. Premium Financial Services & Leasing considers its relations with its employees to be satisfactory.

Legal Proceedings. Premium Financial Services & Leasing is involved in one legal action arising from the normal course of business.

Premium Financial Services & Leasing is a party to the lawsuit S & S Embroidery, etc vs. Premium Financial Services, where the plaintiffs are seeking damages as a result of a lease signed in August 1999, and cancelled in November, 1999. Premium retained its fee for the lease and Plaintiff now claims that they did not execute the lease. The Company intends to vigorously defend this action. The ultimate resolution of this matter is not ascertainable at this time. No provision has been made in the financial statements related to this claim.

Premium  Financial  Services  &  Leasing's  Management  Discussion  and  Plan of
Operation

Premium Financial Services & Leasing's primary objective is to provide it's national network of banking institutions with exclusively tailored leasing clearinghouse services. To date, it has been able to facilitate lease-financing deals up to $10,000,000. Moreover, it has the ability to fund lease initiatives up to $75,000 without the need for financials or tax return documentation from the lessee.

Premium Financial's specific strategy is to:

o Attend to the special funding requirements that national lender's are currently unable to address towards small and medium sized businesses as well as start-up's
o Increase it's marketing efforts in the areas of direct mail campaigns, trade show arenas and local and national advertising
o    Capitalize and expand upon it's national network
o    Provide breakthrough leasing and financing products in all categories
o    Establish the top product development team in the business
o    Channel marketing investments towards awareness
o    Offer the best financing products to entry-level organizations
o    Create innovative and interactive financial service processes
o Take advantage of it's abilities to deliver high volume and gross profit margins with minimal incurred costs in order to invigorate marketing directions
o Foster awareness of the corporate website - facilitate on-line commercial transactions

                                 Growth Strategy

Premium Financial Services & Leasing's keys to success in the lease financing industry underline it's growth strategy, they are:

o Strong leadership in the industry. It is important to recognize the lease inance industry as playing an important role within the larger economy.
o Focused, consistent management, particularly of internal systems and processes.
o An unwavering concern for reputation - for quality, integrity, reliability and consistency.

o The aggressive pursuit of knowledge management as a key competitive advantage.
o An unequivocal commitment to discipline in all aspects of leadership and management.

Vendor Relationships
PREMIUM FINANCIAL will pursue growth in its number and quality of vendor relationships. More vendor relationships means more financings. Vendor relationships are the key to high sales volumes. Premium Financial is committed to assist vendors in simplifying the leasing process and getting valued customers funded quickly.

The `Start-Up' Market
Premium Financial has identified the start-up community as one that presents the business with a source of growth. Equipment leasing is a critical component to the financial success of a start-up

Private Label Agreements
Premium Financial is ramping up on its ability to offer manufacturers and distributors leasing arrangements under their own company's name directly. An ideal market position for the organization, exclusively contracting a large manufacturer or distributors lease portfolio represents a tremendous opportunity.

Portfolio Financing and Acquisitions
By offering financing to other smaller rapidly growing lease finance companies, Premium Financial has the opportunity to grow throughout several markets. The lease and financial services industries are in the process of consolidation whereby both large and small companies are being acquired. Premium Financial sees acquisitions as part of its growth strategy for two reasons. It is a way to add experienced personnel to its team and it also provides a way to add lease portfolios and continued future business. Many smaller companies find themselves short of capital because they are more efficient at marketing than financing.

Premium Financial is protected by receivable insurance, business collateral and after-market resale values. This level of protection has facilitated its ability to capture and exploit the most profitable opportunity in leasing: business start-ups. Most major lenders will not entertain this trade due to issues resembling high-risk turnovers and overheads.

                        Target Market - Start-Up Markets

Premium Financial has identified the start-up community as one that presents the business with an enormous source of growth. Equipment leasing is a critical component for the financial success of a start-up. Equipment leasing is a strategic option for start-ups, and is represented as such by the fact that almost 100% of start-ups identify and utilize leasing as an essential component of financial success. While most leasing companies shy away from business start-ups, Premium Financial has designed several programs for young businesses.

Over the past 15 years, Premium Financial has financed over 85% of its applicant transactions within the start-up market. Over 95% of the business start-up market is current in their accounts payable. Most business start-ups have to monitor the value of their assets. As these businesses look to build and develop overall value they are conscious of not retaining assets that quickly diminish in their worth. By facilitating lease transactions for this market, Premium

Financial  increases new business cash flows and provides tax benefits,  balance
sheet   management   and  in  most  cases   assists  new  business  in  avoiding
technological obsolescence.

Premium Financial's leasing arrangements are advantageous to small business as it allows them to re-invest capital into marketing, research, development and other areas of expansion. Premium's programs provide the opportunity for a lower recorded capital burn rate. As these new businesses grow, so does their relationship with Premium Financial. Historically, Premium has seen more and more leasing dollars flowing into the organization as its clients grow.

Premium Financial has minimized the risk associated with business start-ups by developing a relationship with each client. The more Premium Financial knows about a business, the better equipped the company is to assess the business potential and risk factors involved.

Start-Up Lease Finance Programs
Premium Financial has designed seven programs to assist the new business owner in the financing of equipment.

1. Application Program (up to $20K) - client fills out a credit application and consents to a personal/business credit check, `no time in business' requirement.
2. Limited Financial Program (up to $30K) - same as Application Program plus previous year's tax return and a personal financial statement.
3. Complete Financial Program (up to $75K) - client is required to provide interim financial statements, a business plan, resume, two years tax returns and a pro-forma financial statement for the business.
4. Two Payments Program - this program assists those with more challenging credit bureaus to obtain one of the above three programs.
5. 20% Security Program - similar to the Two Payments Program or a client may choose this option to receive a better interest rate resulting in a lower monthly payment.
6. Second Chance Program - for those clients with more challenging credit histories - can facilitate an equipment lease by providing Premium Financial with 1+5 payments.
7. Better Credits Program - for the financing of more challenging equipment, ie. tanning beds, software, website development - typically one must be a homeowner in order to finance this type of equipment.

Industry and Market Overview
According to the Equipment Leasing Association's 2001 Survey of Industrial Activity, the $280 billion equipment leasing and finance industry continues to show steady growth based on a 6.4 percent increase in volume of new business in 2000. Bank lessors experienced the largest growth in 2000, with a 39 percent increase in new business volume, independents showed a 37 percent increase, and captives reported a 24 percent growth rate.

Equipment leasing has demonstratively been an effective way for small, medium sized and start-up companies to acquire the capital goods they require. Leasing is prevalent and advantageous for the following reasons:

Flexible - Companies have different needs, different cash flow patterns and sometimes irregular streams of income.
Practical - By leasing, one transfers the uncertainties and risks of equipment ownership to the lessor.
Cost-Effective - Sophisticated business managers have learned that the primary benefits of higher productivity and profit come from the use of equipment, not owning it.
Tax Advantages - Rather than deal with depreciation schedules and Alternative Minimum Tax (AMT) problems, a lessee makes lease payments and deducts it as a business expense.
Purchasing Power - Leasing puts equipment to work immediately, at minimal initial cost. Monthly lease payments represent a small portion of the cost of equipment, allowing one the ability to obtain more equipment for their business and additional leases from Premium Financial.
Operating Capital - Leasing keeps operating lines of credit open, cash remains free and costly down payments are avoided.
Leasing industry profitability is stable. The average return industry-wide on assets was 1.4 percent and the average return on equity was 15.4 percent. Credit quality industry-wide remains strong. 96.3 percent of lease receivables are current.

Products

Premium Financial is able to provide financing for various types of equipment. The following is a partial list of eligible equipment:

Audio/Visual                Exercise/Fitness               Point of Sale
Audio/Visual                Equipment                      Systems
Equipment ATM's             Industrial                     Printing
Architectural               Machinery                      Equipment
Equipment                   Industrial Heading             Refuse
(CADs, Plotters)            & Air Units                    Containers/Bailers
Agricultural                Mall Decor                     Restaurant
Machinery                   Marine Electronics             Equipment
Ambulances                  Material Handling              Security Systems
Automobiles                 Equipment                      Signage
Buses                       Medical                        Software Packages
Computer Systems            Equipment                      Storage Containers
(Networks,                  Model Home                     Telephone
Mainframes, PC's)           Interiors                      Systems
Copiers, Facsimile,         Office                         Trucks
Mail Machines               Furniture/Panel                Two-Way Radio
Compressors                 Systems                        Systems
Construction                Off-Road Vehicles              Vending Machines
Equipment                   Ophthalmic                     Veterinary
Dental Equipment            Equipment                      Equipment
Electronic Testing          Patient Transports
Equipment                   Portable Toilets

Our Partners
Our lending partner network is comprised of a large national network of private and public lending facilities including banks, independent finance organizations and funding agencies. Out list of lending partners includes:

         Republic Leasing Co.
         Pawnee Leasing
         Financial Pacific Leasing
         Manifest Funding Corp.
         Pioneer Capital
         Centerpoint Leasing
         Safe Leasing
         CFC Leasing Corporation

Premium Financial has a large network of lease brokers that it has worked with over the past 15 years. Premium Financial employs other brokers to strategically position particular transactions for funding. Our list of lending partners includes:

         Jensen West Leasing
         Easy Lease
         Dimension Funding
         Maximum Capital
         Action Leasing Services

  Revenues

Premium Financial Services & Leasing had net revenues for year ended December 31, 2001 in the amount of $428,221 compared to $383,351 for the same period ended December 31, 2000. Revenues consisted primarily of fees collected for the management and sale of leasing agreements.

  Costs and Expenses

Premium Financial Services & Leasing had costs and expenses for year ended December 31, 2001 in the amount of $358,294 compared to $351,273 for the same period ended December 31, 2000. Costs and expenses consist of primarily of selling and marketing expenses and general and administrative expenses.

  Liquidity and Capital Resources

At December 31, 2001, Premium Financial Services & Leasing had total current assets of $33,030. Stockholders equity in Premium Financial Services & Leasing was $30,194 as of December 31, 2001.

The Company will not have sufficient funds (unless it is able to raise funds in a private placement) to undertake any significant acquisitions or developments. There are no known material trends, events or uncertainties that have or are reasonably likely to have a material impact on our short-term or long-term liquidity

  Description of Capital Stock of Business to Business

We are authorized to issue up to 100,000,000 shares of common stock, $.001 par value per share. As of April 1, 2002, there were 1,000,000 common shares issued and outstanding held by 26 shareholders. There is no public market for our common stock.

The rights of holders of common stock are subject to the rights of holders of any preferred stock that may be issued in the future. All outstanding shares of common shares of common stock are duly authorized, validly issued, fully paid and nonassessable. Upon liquidation, dissolution or winding up, the holders of common stock are entitled to share ratably in all net assets available for distribution to shareholders after payment to creditors. The common stock is not redeemable and has no preemptive or conversion rights.

  Voting Rights

Holders of our common shares are entitled to one vote per share on all matters submitted for shareholders vote. A majority of the outstanding shares entitled to vote constitute a quorum and action generally is taken by a majority of the votes cast.

  Dividends

Holders of common stock are entitled to receive dividends out of assets legally available for this purpose at the times and in the amounts as the Board of Directors may from time to time determine. Holders of common stock will share equally on a per share basis in any dividend declared by the Board of Directors.

We have not paid any dividends on our common stock and do not anticipate paying any cash dividends in the foreseeable future.

  Merger or Consolidation

In the event of a merger or consolidation, holders of our common stock will vote as a class and such action shall be approved by a vote of a majority of the shares entitled to vote being necessary for approval. In any merger or consolidation, holders of common stock must be treated equally per share.

  Security Ownership of Business to Business Shares By Certain Beneficial Shareholders.

The following table presents certain information regarding beneficial ownership of our common stock as of April 1, 2002, by Mr. Hodges who is: (i) the only person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, and (ii) is our sole director and executive officer. Mr. Hodges has sole voting and investment power as to the shares shown.

                Name and Address            Ownership                 Percentage
Title of Class  of Beneficial Ownership     Amount of Beneficial      Ownership

Common          Daniel L. Hodges             800,000                  80%
                President and Director
                11601 E. Lusitano Pl.
                Tucson, AZ  85748

After the merger our shareholders will own 1,000,000 shares or 20% of the combined company.

The following table presents certain information regarding beneficial ownership of common stock of the combined company after the acquisition. Mr. Gooch would be: (i) the only person known by us, other than Daniel L. Hodges, to be the beneficial owner of more than 5% of the outstanding shares of common stock, and
(ii) is the chief executive officer and a director of the combined company. Mr. Gooch would have sole voting and investment power as to the shares shown.

                Name and Address            Ownership                 Percentage
Title of Class  of Beneficial Ownership     Amount of Beneficial      Ownership

 Common         Michael Gooch                4,000,000                 80%
                President and Director
                21212 Six Points Rd.
                Sheridan, ID 46069

 Common         Daniel L. Hodges              800,000                  16%
                11601 E. Lusitano Pl.
                Tucson, AZ  85748


  Management Following the Combination

The following table sets forth the names, positions and ages of the directors and executive officers of our directors and officers following the merger. All directors are elected at each annual meeting and serve for one year and until their successors are elected and qualify. Officers are elected by the Board of Directors and their terms of office are at the discretion of the Board.

Name of Director/Officer      Age       Position(s) With Company

Michael Gooch                  35       President, CEO, Director

Bret Pafford                   42       Vice President, Director

Glen Gangi                     48       Chief Operating Officer, Director

Dennis Kluzke                  39       Chief Financial Officer, Director

Kent Abernathy                44        Director

Michael Gooch - President
Mr. Gooch founded Premium Financial in September 1995. Prior to the founding of Premium Financial, Mr. Gooch was involved at various levels within the leasing services industry for more than a decade. Mr. Gooch launched his National Broker Network in conjunction with Premium Financial. Premium is currently delivering services to thousands of business every day nationwide. Considered an expert in the Financial Services and Leasing industry, Mr. Gooch resides in Sheridan, Indiana with his family.

Bret Pafford - Vice President
Mr. Pafford's area of expertise lays in the arena of organizational start-ups and the development of national sales support programs. Mr. Pafford has generated millions of dollars for Fortune 500 companies over the years. Numerous private investors and venture capitalists alike have benefited from investments in Mr. Pafford's ventures. Mr. Pafford has been in the financial services industry for over 15 years. An accomplished corporate trainer, Mr. Pafford has the ability to construct, foster and refine an optimum sales force. Mr. Pafford is a charter member of The American Entrepreneurs Association and a decorated veteran of the United States Navy.

Glen Gangi - Chief Operating Officer, Director
Glen Gangi has over 20 years of experience in the commercial leasing industry. Mr. Gangi currently operates a self-held portfolio leasing company in Indianapolis, IN. Mr. Gangi's expertise lies in his ability to make key credit decisions. Mr. Gangi is an experienced portfolio and operations manager.

Dennis Klutzke - Chief Financial Officer
Mr. Klutzke graduated from Purdue University with an MBA in Finance and has since amassed over 20 years of executive level financial management and corporate development experience. For many years, Mr. Klutzke acted in a senior level executive capacity with MBD Bank. A former Vice President for CompUSA, Mr. Klutzke is currently schooling other CFO's in their operational techniques directed towards a joint venture between Workscape and General Motors.

Kent Abernathy - Director
Mr. Abernathy is a charismatic leader with a demonstrated aptitude for developing and implementing winning strategies. Mr. Abernathy has extensive experience planning, coordinating and executing operational plans as well as direct management of numerous projects. Mr. Abernathy has a comprehensive knowledge of financial products and services including corporate finance, cash management, international, and investment banking applications. Mr. Abernathy is the current Principal at Eagle Advisors and a past Vice President at Bank One, Vice President at National City Bank, Assistant Vice President at Apple Bank and Analyst / Commercial Account Officer at Chemical Bank (J.P. Morgan Chase).

  Principal Shareholder of Business to Business

As of April 1, 2002, Daniel Hodges holds 800,000 shares of common stock of Business to Business which represents 80% of our issued and outstanding capital stock. He is also the sole director and executive officer. The remaining 200,000 shares of our common stock are held by 25 shareholders none of whom own in excess of 5% of our shares.

  Executive Compensation of Directors and Officers

Business to Business has not paid, nor does owe, any compensation to our executive officers for the year ended December 31, 2001 and we have not done so for the 2002.

Premium Financial Services & Leasing paid its president, Michael Gooch $128,000 in 2001, $68,000 in 2000 and $42,000 in 1999, and its Chief Operating Officer, Bret Pafford $3,400 in 2001. No other compensation was paid.

     SUMMARY COMPENSATION TABLE
      ANNUAL COMPENSATION
Name and                     1999 Salary       2000 Salary       2001 Salary
Position                        Paid              Paid              Paid

Michael Gooch,
President, CEO
and Director                        $42,000       $68,000           $120,000
--------------------------------------------------------------------------------
Glen Gangi
Chief Operating Officer
and
Director                                 $0            $0                 $0
--------------------------------------------------------------------------------
Bret Pafford
Vice President                           $0            $0             $3,400
--------------------------------------------------------------------------------
Dennis Klutzke
Chief Financial Officer
and Director                             $0            $0                 $0
--------------------------------------------------------------------------------

Our by-laws authorize the Board of Directors to fix the compensation of directors, to establish a set salary for each director and to reimburse the director's expenses for attending each meeting of the Board of Directors.

                   Available Information

                   ANNUAL REPORT

Our Annual Report on Form 10-KSB with certified financial statements required to be filed for the fiscal year ended September 30, 2001, and our Quarterly Reports on From 10-QSB with reviewed financial statements required to be filed for the period ended December 31, 2001 are incorporated into this Information Statement by this reference and accompanies this Information and Proxy Statement. Any exhibit to the annual report on Form 10-KSB or quarterly reports on Form 10-QSB will be furnished to any requesting person who sets forth a good faith representation that he or she was a beneficial owner of our common stock on April 10, 2002. The fee for furnishing a copy of any exhibit will be 25 cents per page plus $3.00 for postage and handling.

Copies of our reports, proxy statements and other information may be inspected and copied at the public facilities maintained by the SEC:

Judiciary Plaza
Room 1024
450 Fifth Street, N.W.
Washington, D.C.  20549

Copies of these materials can also be obtained by mail at prescribed rates from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, or by calling the SEC at 1-800-SEC-0330. The SEC maintains a Web site that includes reports, proxy statements and other information. The address of the SEC Web site is http://www.sec.gov.

     WHO SHOULD I CALL IF I HAVE QUESTIONS?

If you have questions about this Information Statement or the proposed merger, please call Daniel L. Hodges, our sole officer. Mr. Hodges may be reached at
(520) 731-9890.

                         SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Information Statement to be signed on its behalf by the undersigned; thereunto duly authorized, in Tucson, Arizona, on this 18th day of April, 2002.

                              BUSINESS TO BUSINESS, INC.

                              By:/s/  Daniel L. Hodges
                              Daniel L. Hodges
                              President and CEO

Pursuant to the requirements of the Securities Act of 1933, this Information Statement has been signed by the following persons in the capacities and on the dates indicated.

     Signature                   Title                    Date

/s/ Daniel L. Hodges   President and Chief Executive    4/18/02
  Daniel L. Hodges   Officer (Principal Executive Officer) and CFO

                  PREMIUM FINANCIAL SERVICES AND LEASING, INC.


                                       -:-

                         INDEPENDENT ACCOUNTANTS' REPORT


                                DECEMBER 31, 2001

                                           CONTENTS

                                                                                       Page

Independent Accountants' Report........................................................F - 1

 Balance Sheets
  December 31, 2001....................................................................F - 2

 Statements of Operations for the
  For the Years Ended  December 31, 2001 and 2000......................................F - 3

 Statement of Stockholders' Equity for the
  For the Years Ended  December 31, 2001 and 2000......................................F - 4

 Statements of Cash Flows for the
  For the Years Ended  December 31, 2001 and 2000 .....................................F - 5

Notes to  Financial Statements.........................................................F - 6

                         INDEPENDENT ACCOUNTANTS' REPORT

Premium Financial Services and Leasing, Inc.

        We have audited the accompanying balance sheet of Premium Financial Services and Leasing, Inc. as of December 31, 2001 and the related statements of operations, cash flows, and stockholders' equity (deficit) for the years ended December 31, 2001 and 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the December 31, 2001 financial statements referred to above present fairly, in all material respects, the financial position of Premium Financial Services and Leasing, Inc. as of December 31, 2001, and the results of its operations and its cash flows for the years ended December 31, 201 and 2000 in conformity with generally accepted accounting principles in the United States of America.


                                                   Respectfully submitted


                                                   /S/ ROBISON, HILL & CO.
                                                   Certified Public Accountants






Salt Lake City, Utah
February 2, 2002

                  PREMIUM FINANCIAL SERVICES AND LEASING, INC.
                  --------------------------------------------
                                  BALANCE SHEET
                                 --------------

                                                       December 31,
                                                      --------------
                                                           2001
                                                      --------------
ASSETS
Current Assets:
Cash and cash equivalents                             $       33,030

Fixed Assets:
Computer and office equipment                                 26,767
Less accumulated depreciation                                 (4,461)
                                                      --------------
                                                              22,306
                                                      --------------

Other assets - deposits                                       75,000
                                                      --------------

     TOTAL ASSETS                                     $      130,336
                                                      ==============


LIABILITIES
Current Liabilities:
Accounts Payable                                      $        2,932
Accrued Expenses                                                 151
Current portion of lease obligations                           4,071
Related Party Loans - Current                                 85,943
                                                      --------------

     Total Current Liabilities                                93,097
                                                      --------------

Long-Term Debt - lease obligations                             7,045

     Total Liabilities                                       100,142
                                                      --------------

STOCKHOLDERS EQUITY
Common Stock - No par  value,  500  shares
   authorized,  100  shares  issued and
   outstanding
   at December 31, 2001                                          100
Accumulated adjustments account                               30,094
                                                      --------------

     Total Stockholders' Equity                               30,194
                                                      --------------

TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY                                 $      130,336
                                                      ==============




    The accompanying notes are an integral part of these financial statements

                  PREMIUM FINANCIAL SERVICES AND LEASING, INC.
                  --------------------------------------------
                            STATEMENTS OF OPERATIONS
                            -------------------------




                                                  For The Year
                                                      Ended
                                                  December 31,
                                          -----------------------------
                                              2001            2000
                                          -------------  --------------
REVENUES
Sales commissions                         $     428,221  $      383,351
                                          -------------  --------------

EXPENSES
   Selling & Marketing                          244,871         210,578
   General & Administrative                     113,423         140,695
                                          -------------  --------------
                                                358,294         351,273
                                          -------------  --------------

Net Income from Operations                       69,927          32,078

Other Income (Expense)
   Interest Expense                              (1,409)           (597)
                                          -------------  --------------

NET INCOME (LOSS)                         $      68,518  $       31,481
                                          =============  ==============






















    The accompanying notes are an integral part of these financial statements

                  PREMIUM FINANCIAL SERVICES AND LEASING, INC.
                  --------------------------------------------
                        STATEMENT OF STOCKHOLDERS' EQUITY
                       ----------------------------------
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
                 -----------------------------------------------

                                                                             Accumulated
                                                       Common Stock          Adjustments
                                                --------------------------
                                                    Shares        Value        Account
                                                -------------- ----------- ---------------
Balance at February 8, 2000 (inception)                      - $         - $             -

Common stock issued for cash
   on February 8, 2000                                     100         100               -

Distributions                                                -           -         (29,600)

Net Income                                                   -           -          31,481
                                                -------------- ----------- ---------------

Balance at December 31, 2000                               100         100           1,881
Common stock issued for expenses

Distributions                                                -           -         (40,305)

Net Income                                                   -           -          68,518
                                                -------------- ----------- ---------------

Balance at October 31, 2001 (Unaudited)                    100 $       100 $        30,094
                                                ============== =========== ===============

















    The accompanying notes are an integral part of these financial statements

                  PREMIUM FINANCIAL SERVICES AND LEASING, INC.
                  --------------------------------------------
                            STATEMENTS OF CASH FLOWS
                            -------------------------

                                                             For The
                                                            Year Ended
                                                            December 31,
                                                   ------------------------------
                                                        2001            2000
                                                   --------------  --------------
Cash Flows From Operating Activities
   Net income for the period                       $       68,518  $       31,481
Adjustments to reconcile net loss to net cash
provided by operating activities
   Depreciation                                             4,461           1,603
Changes in Operating Assets and Liabilities
    Increase (Decrease) in Accounts Payable               (15,925)         17,253
    Increase (Decrease) in Accrued Expenses                   151               -
                                                   --------------  --------------
Net Cash Provided by (Used in) Operating
     Activities                                            57,205          50,337
                                                   --------------  --------------

Cash Flows From Investing Activities
    Purchase of Equipment                                 (10,425)        (16,342)
    Deposit                                               (75,000)              -
                                                   --------------  --------------
Net Cash Used by Investing Activities                     (85,425)        (16,342)
                                                   --------------  --------------

Cash Flows From Financing Activities
   Proceeds from Loans - Related Party                     80,000           5,943
   Proceeds Long-Term Debt                                      -          16,342
   Proceeds from Sale of Common Stock                           -             100
   AAA Distributions                                      (40,304)        (29,600)
   Principle Payments on Long-term Debt                    (3,446)         (1,780)
                                                   --------------  --------------
Net Cash Provided by (Used in) Financing
   Activities                                              36,250          (8,995)
                                                   --------------  --------------

Increase (Decrease) in Cash                                 8,030          25,000
Cash at beginning of period                                25,000               -
                                                   --------------  --------------
Cash at End of Period                              $       33,030  $       25,000
                                                   ==============  ==============


Supplemental Disclosure of Interest and Income Taxes Paid
   Interest paid during the period                 $        1,338  $          597
                                                   ==============  ==============
   Income taxes paid during the period             $            -  $            -
                                                   ==============  ==============

Supplemental Disclosure of Non-cash Investing and Financing Activities:
     None


    The accompanying notes are an integral part of these financial statements

                  PREMIUM FINANCIAL SERVICES AND LEASING, INC.
                  --------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
                 -----------------------------------------------

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        This summary of accounting policies for Premium Financial Services and Leasing, Inc. ( the "Company") is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Organization and Basis of Presentation

               The Company was incorporated under the laws of the State of Indiana on February 8, 2000. Prior to incorporation the Company operated as a sole proprietorship since 1995.

Nature of Business

        The Company is an Indiana based, independently-owned full service leasing brokerage firm that is focused on offering medium sized and small ticket-leasing programs to a national network of brokers, vendors and end users.

Pervasiveness of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Depreciation

        Fixed assets are stated at cost. Depreciation is calculated primarily using the straight-line method over the estimated useful lives of the assets as follows:


                 Asset                        Rate
---------------------------------------  --------------
Computer Equipment                              5 years

        Maintenance and repairs are charged to operations; betterments are capitalized. The cost of property sold or otherwise disposed of and the accumulated depreciation thereon are eliminated from the property and related accumulated depreciation accounts, and any resulting gain or loss is credited or charged to income.

Income Taxes

        For the years 2001 and 2000 the Company has elected to be an "S-Corporation" and is not subject to income tax. Income is taxed directly to the shareholders.

                  PREMIUM FINANCIAL SERVICES AND LEASING, INC.
                  --------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
                 -----------------------------------------------
                                   (Continued)

NOTE 2 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Cash and Cash Equivalents

        For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Income per Share

        The reconciliations of the numerators and denominators of the basic income per share computations are as follows:

                                                  Income           Shares         Per-Share
                                                (Numerator)     (Denominator)       Amount
                                              ---------------  ---------------  --------------
                                                    For the Year Ended December 31, 2001
                                              ------------------------------------------------
Basic Earnings per Share
Income to common shareholders                 $        68,518              100  $       685.18
                                              ===============  ===============  ==============

                                                    For the Year Ended December 31, 2000
                                              ------------------------------------------------
Basic Earnings per Share
Income to common shareholders                 $        31,481              100  $       314.81
                                              ===============  ===============  ==============

        There were no common stock equivalents outstanding at December 31, 2001 and 2000.

Reclassifications

        Certain reclassifications have been made in the 2001 and 2000 financial statements to conform with the 2001 presentation.

Revenue recognition

        The Company's primary source of revenue is from acting as a lease broker. Revenue is recognized from the sale or assignment of sales-type or direct financing leases to third parties when the lease is funded by the purchaser.

Concentrations of Credit Risk

        The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements. The Company maintains the majority of its cash balances with two financial institutions, in the form of demand deposits.

                  PREMIUM FINANCIAL SERVICES AND LEASING, INC.
                  --------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
                 -----------------------------------------------
                                   (Continued)

NOTE 2 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Advertising Expense

        Advertising costs are expensed when the services are provided.

NOTE 3 -  RELATED PARTY PAYABLES

        On December 4, 2001, an officer loaned the Company $75,000. The Company shall repay $90,000 to the officer within 180 days of the date of the loan. Also, the Company shall issue 75,000 shares of stock to the officer, contingent upon the Company being publicly traded.

        Due to related party at December 31, 2001 and 2000 consists of the following:

                                                               December 31,
                                                           2001            2000
                                                      --------------- --------------
Note payable to officer, unsecured, at 40% interest,
due June 2, 2002                                      $        75,000 $            -

Advances, unsecured, non-interest bearing,
due on demand                                                  10,943          5,943
                                                      --------------- --------------

                                                      $        85,943 $        5,943
                                                      =============== ==============

NOTE 4 - LONG TERM DEBT

        Long-term liabilities of the Company at December 31, 2001 and 2000 consists of the following:

                                                                December 31,
                                                            2001             2000
                                                       ---------------  --------------

Lease payable to a Bank, due July 31, 2004 with
interest of 7.65%, secured by computer equipment       $        11,116  $       14,562

Less Current Portion                                             4,071           3,772
                                                       ---------------  --------------

          Total Long-Term Liability                    $         7,045  $       10,790
                                                       ===============  ==============

                  PREMIUM FINANCIAL SERVICES AND LEASING, INC.
                  --------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
                 -----------------------------------------------
                                   (Continued)

NOTE 5 - LEASES

        The Company leases facilities and equipment under various capital and operating leases with expiration dates through 2006.

        The Company has entered into a lease agreement for its office facilities. The rental charges are approximately $1,400 per month. The lease expires in April 2006. On January 14, 2002 the Company entered into a sublease for additional office space. The rental charge ranges from $3,500 to $6,992 per month expiring November 30, 2004.

        Equipment capitalized under capital leases had fair market value of $16,342 as of June 30, 2000 (date of acquisition of the equipment and assumption of the related leases by the Company). Total rental expense for the Company for the years ended December 31, 2001 and 2000 was $19,885 and $17,077, respectively, including rent under month-to month leases.

Net minimum rental commitments under all non-cancelable operating leases are as follows:

                                                  Capital         Operating
           Year Ending December 31,               Leases           Leases           Total
                                              ---------------  ---------------  --------------
                     2002                     $         4,755  $        59,038  $       63,793
                     2003                               4,755           88,343          93,098
                     2004                               2,379           98,947         101,326
                     2004                                   -           31,545          31,545
                     2005                                   -           16,800          16,800
                                              ---------------  ---------------  --------------

       Total minimum lease payments due                11,889          294,673         306,562

      Less amounts representing interest              (1,099)                -         (1,099)
                                              ---------------  ---------------  --------------

                                              $        10,790  $       294,673  $      305,463
                                              ===============  ===============  ==============

        The minimum future lease payments under these leases for the next five years are:

   Twelve Months                                 Real Property      Equipment
   Ended December
        31:
--------------------                             -------------------------------
        2002                                     $       51,300  $        12,493
        2003                                             72,741           20,357
        2004                                             93,712            7,614
        2005                                             16,800           14,745
        2006                                             16,800                -
                                                 --------------  ---------------
        Total minimum future lease payments      $      251,353  $        55,209
                                                 ===============================

                  PREMIUM FINANCIAL SERVICES AND LEASING, INC.
                  --------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
                 -----------------------------------------------
                                   (Continued)

NOTE 5 - LEASES (Continued)

        The leases generally provides that insurance, maintenance and tax expenses are obligations of the Company. It is expected that in the normal course of business, leases that expire will be renewed or replaced by leases on other properties.

NOTE 6 - CONTINGENCIES

        The Company at times will have agreements with a funding source to sell certain receivables with recourse. In the event of the customer's default the company must repurchase the receivables from the funding source. As of December 31, 2001 and 2000 the company is contingently liable in the amount of $-0-relating to such receivables sold with recourse.

        The Company is a defendant in a lawsuit. In the opinion of Company's management, the lawsuit will not have a material adverse impact on the Company's financial position, results of operations or cash flows.

                           BUSINESS TO BUSINESS, INC.


                                       -:-

                         INDEPENDENT ACCOUNTANTS' REPORT


                           MARCH 31, 2002 (UNAUDITED)

                         INDEPENDENT ACCOUNTANT'S REPORT


Business to Business, Inc.
(A Development Stage Company)


        We have reviewed the accompanying balance sheets of Business to Business, Inc. (a development stage company) as of March 31, 2002 and September 30, 2001 and the related statements of operations for the three and six month periods ended March 31, 2002 and 2001 and cash flows for the six month periods ended March 31, 2002 and 2001. These financial statements are the responsibility of the Company's management.

        We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statement taken as a whole. Accordingly, we do not express such an opinion.

        Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

                                                   Respectfully submitted



                                                   /S/ ROBISON, HILL & CO.
                                                   Certified Public Accountants

Salt Lake City, Utah
April 22, 2002

                           BUSINESS TO BUSINESS, INC.
                          (A Development Stage Company)
                                 BALANCE SHEETS

                                                                  March 31,     September 30,
                                                                    2002             2001
                                                               ---------------  --------------
Assets:                                                        $             -  $            -
                                                               ===============  ==============

Liabilities - Accounts Payable                                 $         5,000  $          532
                                                               ---------------  --------------

Stockholders' Equity:
  Common Stock, Par value $.001
    Authorized 100,000,000 shares,
    Issued 1,000,000 Shares at March 31, 2002
    and September 30, 2001                                               1,000           1,000
  Paid-In Capital                                                       11,439           5,057
  Retained Deficit                                                      (1,075)         (1,075)
  Deficit Accumulated During the
    Development Stage                                                  (16,364)         (5,514)
                                                               ---------------  --------------

     Total Stockholders' Equity                                         (5,000)           (532)
                                                               ---------------  --------------

     Total Liabilities and
       Stockholders' Equity                                    $             -  $            -
                                                               ===============  ==============















                       See accompanying notes and accountants' report.

                           BUSINESS TO BUSINESS, INC.
                          (A Development Stage Company)
                            STATEMENTS OF OPERATIONS

                                                                                  Cumulative
                                                                                    since
                                                                                   October
                                                                                   20, 1999
                                                                                  Inception
                       For the three months ended    For the six months ended         of
                                March 31,                    March 31,           development
                       ---------------------------  ---------------------------
                           2002          2001           2002          2001          stage
                       ------------- -------------  ------------  -------------  ------------
Revenues:              $           - $           -  $          -  $           -  $          -

Expenses:                     10,850         1,672        10,850          1,672        16,364
                       ------------- -------------  ------------  -------------  ------------

     Net Loss          $     (10,850)$      (1,672) $    (10,850) $      (1,672) $    (16,364)
                       ============= =============  ============  =============  ============

Basic & Diluted
 loss per share        $      (0.01) $           -  $      (0.01) $           -
                       ============= =============  ============  =============























                       See accompanying notes and accountants' report.

                           BUSINESS TO BUSINESS, INC.
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS

                                                                                  Cumulative
                                                                                since October
                                                                                   20, 1999
                                                  For the six months ended       Inception of
                                                          March 31,              Development
                                               -------------------------------
                                                    2002            2001            Stage
                                               --------------- ---------------  --------------
CASH FLOWS FROM OPERATING
ACTIVITIES:
Net Loss                                       $       (10,850)$        (1,672) $      (16,364)
Increase (Decrease) in Accounts Payable                  4,468           1,161           5,000
                                               --------------- ---------------  --------------
  Net Cash Used in operating activities                 (6,382)           (511)        (11,364)
                                               --------------- ---------------  --------------

CASH FLOWS FROM INVESTING
ACTIVITIES:
Net cash provided by investing activities                    -               -               -
                                               --------------- ---------------  --------------

CASH FLOWS FROM FINANCING
ACTIVITIES:
Capital contributed by shareholder                       6,382             511          11,364
                                               --------------- ---------------  --------------
Net Cash Provided by
  Financing Activities                                   6,382             511          11,364
                                               --------------- ---------------  --------------

Net (Decrease) Increase in
  Cash and Cash Equivalents                                  -               -               -
Cash and Cash Equivalents
  at Beginning of Period                                     -               -               -
                                               --------------- ---------------  --------------
Cash and Cash Equivalents
  at End of Period                             $             - $             -  $            -
                                               =============== ===============  ==============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
  Interest                                     $             - $             -  $            -
  Franchise and income taxes                   $             - $             -  $           25

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING
ACTIVITIES: None







                        See accompanying notes and accountants' report.

                           BUSINESS TO BUSINESS, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                FOR THE SIX MONTHS ENDED MARCH 31, 2002 AND 2001

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        This summary of accounting policies for Business to Business, Inc. (a development stage company) is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Interim Reporting

        The unaudited financial statements as of March 31, 2002 and for the six month period then ended reflect, in the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to fairly state the financial position and results of operations for the six months. Operating results for interim periods are not necessarily indicative of the results which can be expected for full years.

Organization and Basis of Presentation

        The Company was incorporated under the laws of the State of Wyoming on July 11, 1997. The Company ceased all operating activities during the period from July 11, 1997 to October 20, 1999 and was considered dormant. Since October 20, 1999, the Company is in the development stage, and has not commenced planned principal operations.

Nature of Business

        The Company has no products or services as of March 31, 2002. The Company was organized as a vehicle to seek merger or acquisition candidates. The Company intends to acquire interests in various business opportunities, which in the opinion of management will provide a profit to the Company.

Cash and Cash Equivalents

        For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of six months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Pervasiveness of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                           BUSINESS TO BUSINESS, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                FOR THE SIX MONTHS ENDED MARCH 31, 2002 AND 2001
                                   (Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Loss per Share

        The reconciliations of the numerators and denominators of the basic loss per share computations are as follows:

                                                                                  Per-Share
                                                  Income           Shares           Amount
                                                  ------           ------           ------
                                                (Numerator)     (Denominator)

                                                 For the three months ended March 31, 2002
                                                 -----------------------------------------
Basic Loss per Share
Loss to common shareholders                   $       (10,850)       1,000,000  $       (0.01)
                                              ===============  ===============  ==============


                                                 For the three months ended March 31, 2001
                                                 -----------------------------------------
Basic Loss per Share
Loss to common shareholders                   $        (1,672)       1,000,000  $            -
                                              ===============  ===============  ==============

                                                  For the six months ended March 31, 2002
                                                  ---------------------------------------
Basic Loss per Share
Loss to common shareholders                   $       (10,850)       1,000,000  $       (0.01)
                                              ===============  ===============  ==============


                                                  For the six months ended March 31, 2001
                                                  ---------------------------------------
Basic Loss per Share
Loss to common shareholders                   $        (1,672)       1,000,000  $            -
                                              ===============  ===============  ==============

        The  effect  of   outstanding   common   stock   equivalents   would  be
anti-dilutive for March 31, 2002 and 2001 and are thus not considered.

Concentration of Credit Risk

        The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements.

Reclassification

        Certain   reclassifications   have  been  made  in  the  2001  financial
statements to conform with the March 31, 2002 presentation.

                           BUSINESS TO BUSINESS, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                FOR THE SIX MONTHS ENDED MARCH 31, 2002 AND 2001
                                   (Continued)

NOTE 2 - INCOME TAXES

        As of March 31, 2002, the Company had a net operating loss carryforward for income tax reporting purposes of approximately $17,000 that may be offset against future taxable income through 2021. Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs. Therefore, the amount available to offset future taxable income may be limited. No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carry-forwards will expire unused. Accordingly, the potential tax benefits of the loss carry-forwards are offset by a valuation allowance of the same amount.

NOTE 3 - DEVELOPMENT STAGE COMPANY

        The Company has not begun principal operations and as is common with a development stage company, the Company has had recurring losses during its development stage.

NOTE 4 - COMMITMENTS

        As of March 31, 2002 all activities of the Company have been conducted by corporate officers from either their homes or business offices. Currently, there are no outstanding debts owed by the company for the use of these facilities and there are no commitments for future use of the facilities.

Appendix A
                              ACQUISITION AGREEMENT

       Premium Financial Services & Leasing, Inc., an Indiana corporation
                                   Acquired by
                Business to Business, Inc., a Wyoming corporation

     1. Parties to the Acquisition; Effective Date. Pursuant to the provisions of the Wyoming Statutes, Premium Financial Services & Leasing, Inc., an Indiana corporation ("Premium Financial Services & Leasing", shall be acquired by Business to Business, Inc., a Wyoming corporation ("Business to Business"). The Acquisition ("Acquisition") shall become effective at such time (the "Effective Time") on the date of the closing.

     2. Closing. The closing of the Acquisition contemplated by this agreement shall take place on or before May 15, 2002, or at such other date and place as the parties may mutually agree. The actual date of such closing is referred to herein as the "Closing."

     2A. Effect of the Acquisition. From and after the Effective Time, (i) Premium Financial Services & Leasing shall continue its corporate existence as an Indiana corporation and shall be a wholly owned subsidiary of Business to Business; (ii) the corporate charter/articles of incorporation and bylaws of Business to Business in effect immediately prior the Effective Time shall continue to be its charter/articles of incorporation and bylaws until amended or repealed in a manner provided by law; and (iii) each of the directors and officers of Premium Financial Services & Leasing in office immediately prior to the Effective Time shall become the directors and officers of Business to Business, if they have not resigned as of the Effective Time, until their respective successor are duly elected or appointed.

     2B.  Conversion  of  Outstanding  Shares.  Each one (1)  share  of  Premium
Financial Services & Leasing Common Stock that is issued and outstanding immediately prior to the Effective Time will, by virtue of the Acquisition of Premium Financial Services & Leasing and Business to Business, at the Effective Time, and without any further action on the part of either Premium Financial Services & Leasing and Business to Business or any holder of outstanding Common Stock, be cancelled and extinguished and automatically converted into Forty Thousand (40,000) shares of validly issued, fully paid and nonassessable Business to Business Common Stock. At the close of the conversion, the former shareholders of Premium Financial Services & Leasing shall hold 80% of the issued and outstanding common stock of Business to Business.

     3. Representations of Premium Financial Services & Leasing. Premium Financial Services & Leasing hereby represents and warrants to Business to Business that:

     3.1 Due Incorporation, etc. Premium Financial Services & Leasing is duly incorporated, validly existing and in good standing under the laws of Indiana and has all requisite power and authority to execute and deliver this agreement and to perform the obligations to be performed by it hereunder. Neither the execution nor delivery of this agreement nor the performance by Premium Financial Services & Leasing hereof will constitute a breach of or default under the governing instruments of Premium Financial Services & Leasing or any agreement, instrument, indenture, judgment or decree to which Premium Financial Services & Leasing is a party or by which it is bound. Prior to the Closing, all consents and approvals, if any, required to be obtained by Premium Financial Services & Leasing for its performance hereunder will have been obtained.

     3.2 Due Execution, Validity and Effect. This agreement has been duly authorized, executed and delivered by Premium Financial Services & Leasing and, assuming the due authorization, execution and delivery by Business to Business, this agreement constitutes the valid, legal and binding obligation of Premium Financial Services & Leasing, enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally.

     3.3 Title to the Shares. At Closing, Premium Financial Services & Leasing shall deliver the shares of its common stock, with legal and valid title thereto, free and clear of all liens, charges, pledges, claims and encumbrances of any kind or nature whatsoever, other than those created by this agreement.

     3.4 Board Approval. The Shareholder and the Board of Directors of Premium Financial Services & Leasing have duly approved the Acquisition contemplated by this agreement.

     3.5 Full Disclosure. No representation or warranty made by Premium Financial Services & Leasing in this agreement and no certificate or document furnished or to be furnished to Business to Business pursuant to this agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

     3.6 Financial Statements. Premium Financial Services & Leasing shall have obtained and provided to Business to Business true and accurate financial statements consisting of their most recent year end audited financial statements and reviewed financial statements through the most recently ended quarter.

     3.7 Capital Structure. Premium Financial Services & Leasing shall have 100 issued and outstanding shares at the closing.

     3.8 Premium Financial Services & Leasing shall timely and diligently file all required Securities and Exchange Commission reports, including but not limited to 10Q's and 10K's. Within 30 days of the closing, the company shall prepare and file an SB-2 registration statement, and shall pursue such registration statement until it shall have been declared effective by the Securities and Exchange Commission

     4. Representations of Business to Business. Business to Business represents and warrants to Premium Financial Services & Leasing that:

     4.1 Due Incorporation, etc. Business to Business is duly incorporated, validly existing and in good standing under the laws of Wyoming and has all requisite power and authority to execute and deliver this agreement and to perform the obligations to be performed by it hereunder. Neither the execution nor delivery of this agreement nor the performance by Business to Business hereof will constitute a breach of or default under the governing instruments of Business to Business or any agreement, instrument, indenture, judgment or decree to which Business to Business is a party or by which it is bound. Prior to the Closing, all consents and approvals, if any, required to be obtained by Business to Business for its performance hereunder will have been obtained.

     4.2 Due Execution, Validity and Effect. This agreement has been duly authorized, executed and delivered by Business to Business and, assuming the due authorization, execution and delivery by Premium Financial Services & Leasing, this agreement constitutes the valid, legal and binding obligation of Business to Business, enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally.

     4.3 Full Disclosure. No representation or warranty made by Business to Business in this agreement and no certificate or document furnished or to be furnished to Premium Financial Services & Leasing pursuant to this agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

     4.4 Board Approval. The Board of Directors of Business to Business has duly approved the Acquisition contemplated by this agreement.

     4.5 Capital Structure. Business to Business shall have 1,000,000 issued and outstanding shares, and shall have the authority to issue an aggregate of 100,000,000 shares of capital stock having a par value of $0.001 per share, at the closing.

     5. Certain Fees.

     Neither party has incurred any liability for any brokers' or finders' fees or commissions in connection with the Acquisition contemplated by this Agreement for which the other party is or would be liable. Each of the parties agree to indemnify and hold harmless the other from and against any commission, fee or claim of any person employed or retained by it to bring about the Acquisition contemplated hereby or to represent it in connection therewith.

     6. Conditions to Obligations of the Parties. All obligations of the parties under this agreement are subject to the fulfillment or satisfaction, prior to or at Closing, of each of the following conditions precedent (all of which may be waived):

     (a) each of the representations and warranties of the parties herein being true and correct in all material respects on the date hereof and as of the Closing, and each of the parties having performed or complied with all agreements and covenants contained in this agreement to be performed or complied with by it or either of them, as the case may be, prior to or at the Closing;

     (b) neither Premium Financial Services & Leasing nor Business to Business issuing any stock, changing its capital structure or incurring any debt in an amount more than $50,000;

     (c) neither Premium Financial Services & Leasing nor Business to Business's being precluded by an order or preliminary or permanent injunction of a court of competent jurisdiction from consummating the Acquisition pursuant to this agreement (each party agreeing to use its reasonable best efforts to have any such injunction lifted);

     (d) there not having been any statute, rule or regulation enacted or promulgated by any government body or agency after the date hereof which is applicable to the Acquisition pursuant to this agreement which would render the consummation of the Acquisition illegal; and

     (e) The shareholders of Business to Business shall have, by a majority vote, approve the Acquisition.

     7. Survival of Representations, etc. All representations, warranties and agreements made herein shall survive any investigation made by Premium Financial Services & Leasing and Business to Business, and shall survive the Closing.

     8. Termination. This agreement may be terminated:

     (a) on the date specified in a writing executed by Business to Business and Premium Financial Services & Leasing;

     (b) by Business to Business, upon written notice to Premium Financial Services & Leasing, if any representation or warranty made in this agreement by Premium Financial Services & Leasing shall have been false or incorrect in any material respect when made or shall have become false or incorrect in any material respect thereafter, of if Premium Financial Services & Leasing shall fail to perform or observe any material covenant or agreement made by Premium Financial Services & Leasing in this agreement; or

     (c) by Premium Financial Services & Leasing, upon written notice to Business to Business, if any representation or warranty made in this agreement by Business to Business shall have been false or incorrect in any material respect when made or shall have become false or incorrect in any material respect hereafter, or if Business to Business shall fail to perform or observe any material covenant or agreement made by it in this agreement.

     9. Miscellaneous.

     9.1 Binding Effect;  Assignment.  This agreement shall inure to the benefit
of  and  be  binding   upon  the  parties   hereto,   their   respective   legal
representatives and successors. This agreement may not be assigned.

     9.2 Further Assurances, Cooperation. Each party shall, upon reasonable request by the other party, execute and deliver any additional documents necessary or desirable to complete the Acquisition pursuant to and in the manner contemplated by this agreement. The parties hereto agree to cooperate and use their respective best efforts to consummate the transactions contemplated by this agreement.

     9.3 Entire Agreement; Absence of Representation. This agreement constitutes the entire agreement between the parties hereto and supersedes all prior arrangements, understandings, and agreements, oral or written, between the parties hereto with respect to the subject matter hereof. Business to Business and Daniel Hodges acknowledges that in acquiring the securities in the Acquisition hereunder, it and each of them has relied only upon the representations and warranties expressly made in this agreement and that no other statements, representations or warranties, oral or written, expressed or implied, have been made or relied upon in connection with such acquisitions or as an inducement therefor.

     9.4  Execution  in   Counterparts.   This  agreement  may  be  executed  in
counterparts, each of which shall be deemed an original and all of which shall be deemed to be one and the same instrument.

     9.5 Notices. All notices, requests, permissions, waivers and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by telegram, telex, facsimile transmission or by mail (registered or certified mail, postage prepaid, return receipt requested) to the respective parties at the following respective addresses or to such other addresses as any party hereto shall specify in a notice to the other parties hereto in accordance with the terms hereof:

         If to Business to Business:
                                    Attention:        Daniel L. Hodges
                                                      Business to Business, Inc.
                                                      11601 E. Lusitano Place
                                                      Tucson, Arizona 85748
                  Facsimile Transmission:            (520) 731-9890


         If to Premium Financial Services & Leasing:
                                        Attention:        Michael Grooch
                                  Premium  Financial  Services  &  Leasing, Inc.
                                  9229 Delegates Road, Suite 130
                                  Indianapolis, Indiana 46240
      Facsimile Transmission:     (317) 575-0746

     9.6 Amendments and Waivers. This agreement may not be modified or amended except by an instrument or instruments in writing signed by the party against whom enforcement of any such modification or amendment is sought. Premium Financial Services & Leasing may, by an instrument in writing, waive compliance by Business to Business with any term or provision of this agreement on the part of any of them to be performed or complied with. Business to Business may, by an instrument in writing, waive compliance by Premium Financial Services & Leasing with any term or provision of this agreement on the part of Premium Financial Services & Leasing to be performed or complied with. Any waiver of a breach of any term or provision of this agreement shall not be construed as a waiver of any subsequent breach.

     9.7 Headings; Severability. The headings contained in this agreement are for convenience of reference only and shall not affect the interpretation or construction hereof. Any term or provision of this agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this agreement or affecting the validity or enforceability of any of the terms or provisions of this agreement in any other jurisdiction. If any provision of this agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as in enforceable.

     9.8 Governing Law. This Agreement shall be construed (both as to validity and performance) and enforced in accordance with and governed by the laws of the State of Wyoming applicable to agreements made and to be performed wholly within such jurisdiction and without regard to conflicts of laws.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of this 8th day of April, 2002.

                                      BUSINESS TO BUSINESS, INC.


                                          By:
                                              --------------------------------
                                              Daniel L. Hodges, President


                                      PREMIUM FINANCIAL SERVICES & LEASING, INC.


                                           By:
                                              ----------------------------------
                                              Michael Gooch, President

Appendix B

WYOMING DISSENTERS RIGHTS

Section 17-16-1301.  Definitions

(a) As used in this article:

     (i) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder;

     (ii) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving, new, or acquiring corporation by merger, consolidation, or share exchange of that issuer;

     (iii) "Dissenter" means a shareholder who is entitled to dissent from corporate action under W.S. 17-16-1302 and who exercises that right when and in the manner required by W.S. 17-16-1320 through 17-16-1328;

     (iv) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;

     (v) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans, or, if none, at a rate that is fair and equitable under all the circumstances;

     (vi) "Record shareholder" means the person in whose names shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation;

     (vii) "Shareholder" means the record shareholder or the beneficial shareholder.

Section 17-16-1302.  Right to dissent

(a) A shareholder is entitled to dissent from, and to obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

     (i) Consummation of a plan of merger or consolidation to which the corporation is a party if:

     (A) Shareholder approval is required for the merger or the consolidation by W.S. 17-16-1103 or 17-16-1111 or the articles of incorporation and the shareholder is entitled to vote on the merger or consolidation; or

     (B) The corporation is a subsidiary that is merged with its parent under W.S. 17-16-1104.

   (ii) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

   (iii) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one
(1) year after the date of sale;

   (iv) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:

     (A) Alters or abolishes a preferential right of the shares;

     (B)  Creates,  alters  or  abolishes  a right  in  respect  of  redemption,
including  a  provision   respecting  a  sinking  fund  for  the  redemption  or
repurchase, of the shares;

     (C) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

     (D) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or

     (E) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under W.S. 17-16-604.

   (v) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

(b) A shareholder entitled to dissent and obtain payment for his shares under this article may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

Section 17-16-1303.  Dissent by nominees and beneficial owners

(a) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one (1) person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

(b) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

     (i) He submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights: and
     (ii) He does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote

Section 17-16-1320.  Notice of dissenters' rights

(a) If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and be accompanied by a copy of this article.

(b) If corporate action creating dissenters' rights under W.S. 17-16-1302 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in W.S. 17-16-1322.

Section 17-16-1321.  Notice of intent to demand payment

(a) If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights shall deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated and shall not vote his shares in favor of the proposed action.

(b) A shareholder who does not satisfy the requirements of subsection (a) of this section is not entitled to payment for his shares under this article.

Section 17-16-1322.  Dissenters' notice

(a) If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of W.S. 17-16-1321.

(b) The dissenters' notice shall be sent no later than ten (10) days after the corporate action was taken, and shall:

     (i) State where the payment demand shall be sent and where and when certificates for certificated shares shall be deposited;

   (ii) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

   (iii) Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not he acquired beneficial ownership of the shares before that date;

   (iv) Set a date by which the corporation shall receive the payment demand, which date may not be fewer than thirty (30) nor more than sixty (60) days after the date the notice required by subsection (a) of this section is delivered; and

   (v) Be accompanied by a copy of this article.

 Section 17-16-1323.  Duty to demand payment


(a) A shareholder sent a dissenters' notice described in W.S. 17-16-1322 shall demand payment, certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to W.S. 17-16-1322(b)(iii), and deposit his certificates in accordance with the terms of the notice.

(b) The shareholder who demands payment and deposits his share certificates under subsection (a) of this section retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

(c) A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this article.

Section 17-16-1324.  Share restrictions

(a) The corporation may restrict the transfer of uncertified shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under W.S. 17-16-1326.

(b) The person for whom dissenters' rights are asserted as to uncertified shares retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

Section 17-16-1325.  Payment

(a) Except as provided in W.S. 17-16-1327, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with W.S. 17-16-1323 the amount the corporation estimates to be the fair value of his shares, plus accrued interest.

(b) The payment shall be accompanied by:

     (i) The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

     (ii) A statement of the corporation's estimate of the fair value of the shares;


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     (iii) An explanation of how the interest was calculated;

     (iv) A statement of the dissenter's right to demand payment under W.S. 17-16-1328; and

   (v) A copy of this article.

Section 17-16-1326.  Failure to take action

(a) If the corporation does not take the proposed action within sixty (60) days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(b) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it shall send a new dissenters' notice under W.S. 17-16-1322 and repeat the payment demand procedure.


Section 17-16-1327.  After-acquired shares

(a) A corporation may elect to withhold payment required by W.S. 17-16-1325 from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

(b) To the extent the corporation  elects to withhold  payment under  subsection
(a) of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under W.S. 17-16-1328.

Section 17-16-1328.  Procedure if shareholder dissatisfied with payment or offer

(a) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate, less any payment under W.S. 17-16-1325, or reject the corporation's offer under W.S. 17-16-1327 and demand payment of the fair value of his shares and interest due, if:

     (i) The dissenter believes that the amount paid under W.S. 17-16-1325 or offered under W.S. 17-16-1327 is less than the fair value of his shares or that the interest due is incorrectly calculated;

     (ii) The corporation fails to make payment under W.S. 17-16-1325 within sixty (60) days after the date set for demanding payment; or

     (iii) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty (60) days after the date set for demanding payment.

(b) A dissenter waives his right to demand payment under this section unless he notifies the corporation of his demand in writing under subsection (a) of this section within thirty (30) days after the corporation made or offered payment for his shares.

Section 17-16-1330.  Court action

(a) If a demand for payment under W.S. 17-16-1328 remains unsettled, the corporation shall commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty (60) day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

(b) The corporation shall commence the proceeding in the district court of the county where a corporation's principal office, or if none in this state, its registered office, is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

(c) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

(d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) of this section is plenary and exclusive. The court may appoint one (1) or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in the amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

(e) Each dissenter made a party to the proceeding is entitled to judgment for:

     (i) The amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation; or

     (ii) The fair value, plus accrued interest, of his after-acquired shares for which the corporation elected to withhold payment under W.S. 17-16-1327.

Section 17-16-1331.  Court costs and counsel fees

(a) The court in an appraisal proceeding commenced under W.S. 17-16-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under W.S. 17-16-1328.

(b) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:


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     (i) Against the  corporation  and in favor of any or all  dissenters if the court finds the corporation did not substantially comply with the requirements of W.S. 17-16-1320 through 17-16-1328; or

   (ii) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.